UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2024

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2024, Hempacco Co., Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company no longer meets the alternatives of stockholders’ equity, market value of listed securities, or net income from continuing operations in Nasdaq’s listing rules (since the Company’s most recent annual report on Form 10-K reported a stockholder deficit instead of the minimum required stockholder equity), that this matter therefore serves as an additional basis for delisting the Company’s securities from the Nasdaq, and that Nasdaq’s hearing panel will consider this matter in their decision regarding the Company’s continued listing on the Nasdaq. The Nasdaq listing rules (Rule 5550) require the Company to have stockholders’ equity of at least $2.5 million, $35 million in market value of listed securities, or $500,000 in net income from continuing operations. The Company intends to present its views with respect to this deficiency to the hearing panel by August 21, 2024.

If the Company’s common stock ultimately were to be delisted for any reason, it could negatively impact the Company by (i) reducing the liquidity and market price of the Company’s common stock; (ii) reducing the number of investors willing to hold or acquire the Company’s common stock, which could negatively impact the Company’s ability to raise equity financing; (iii) limiting the Company’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing the Company from accessing the public capital markets; and (iv) impairing the Company’s ability to provide equity incentives to its employees.

Item 3.02. Unregistered Sales of Equity Securities.

On August 19, 2024, the Company issued 1,590,498 shares of Company common stock to Green Globe International, Inc., in settlement of $763,439.04 owed by the Company to Green Globe International, Inc. These shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, and the issuance did not involve a public offering.

Disclosure Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs and expectations relating to the Company’s stockholder equity (deficit), Nasdaq’s listing rules, Nasdaq’s hearing panel, and whether the Company’s common stock will remain listed on Nasdaq. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting, the possibility that the Company is unable to regain compliance with, or thereafter continue to comply with, Nasdaq’s listing rules, or experience violations of additional listing rules, the possibility that Nasdaq may deny the Company’s pending appeal and delist the Company’s securities and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: August 19, 2024	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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